Related Parties	12 Months Ended
Dec. 31, 2013
Related Parties Disclosure [Abstract]
Related Parties

6) RELATED PARTIES

National Amusements, Inc. National Amusements, Inc. (“NAI”) is the controlling stockholder of CBS Corp. and Viacom Inc. Mr. Sumner M. Redstone, the controlling stockholder, chairman of the board of directors and chief executive officer of NAI, is the Executive Chairman of the Board of Directors and founder of both CBS Corp. and Viacom Inc. In addition, Ms. Shari Redstone, Mr. Sumner M. Redstone's daughter, is the president and a director of NAI and the vice chair of the Board of Directors of both CBS Corp. and Viacom Inc. Mr. David R. Andelman is a director of CBS Corp. and serves as a director of NAI. Mr. Frederic V. Salerno is a director of CBS Corp. and serves as a director of Viacom Inc. At December 31, 2013, NAI directly or indirectly owned approximately 79.6% of CBS Corp.'s voting Class A Common Stock and owned approximately 6.7% of CBS Corp.'s Class A Common Stock and non-voting Class B Common Stock on a combined basis.

Viacom Inc. As part of its normal course of business, the Company enters into transactions with Viacom Inc. and its subsidiaries. Through its Entertainment segment, the Company licenses its television products and leases its production facilities to Viacom Inc.'s media networks businesses. In addition, the Company recognizes revenues for advertising spending placed by various subsidiaries of Viacom Inc. Viacom Inc. also distributes certain of the Company's television products in the home entertainment market. The Company's total revenues from these transactions were $185 million, $211 million and $244 million for the years ended December 31, 2013, 2012 and 2011, respectively.

       As part of its normal course of business, the Company places advertisements with, leases production facilities from, and purchases other goods and services from various subsidiaries of Viacom Inc. The total amounts for these transactions were $21 million, $26 million and $23 million for the years ended December 31, 2013, 2012 and 2011, respectively.

       The following table presents the amounts due from Viacom Inc. in the normal course of business as reflected on the Company's Consolidated Balance Sheets. Amounts due to Viacom Inc. were minimal at December 31, 2013 and 2012.

At December 31,	2013	2012

Receivables	$84	$124
Other assets (Receivables, noncurrent)	115	133
Total amounts due from Viacom Inc.	$199	$257

Other Related Parties The Company has equity interests in two domestic television networks and several international joint ventures for television channels, from which the Company earns revenues primarily by selling its television programming. Total revenues earned from these joint ventures were $108 million, $157 million and $131 million for the years ended December 31, 2013, 2012 and 2011, respectively.

       The Company, through the normal course of business, is involved in transactions with other related parties that have not been material in any of the periods presented.